                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 18, 2002


                             FLEMING COMPANIES, INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Oklahoma                       1-8140                 48-0222760
-------------------------------   ------------------------   ------------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
       Incorporation)                                        Identification No.)


                 1945 Lakepointe Drive, Lewisville, Texas 75057
              ----------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

                                 (972) 906-8000
                    -----------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                         ------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  EXHIBITS.

(c)      Exhibits

         The following exhibit is filed as part of this Report:

         No.      Exhibit
         ---      -------

         10.1 First Amendment, dated as of October 18, 2002, to that certain Credit Agreement, dated as of June 18, 2002, by and among Fleming Companies, Inc., the lenders from time to time party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, JPMorgan Chase Bank and Citicorp North America, Inc., as Syndication Agents, Lehman Commercial Paper Inc. and Wachovia Bank, National Association, as Documentation Agents, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Joint Book Managers, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as Joint Lead Arrangers.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FLEMING COMPANIES , INC.


                                By:      /s/ Matthew H. Hildreth
                                      ------------------------------------------
                                      Matthew H. Hildreth
                                      Senior Vice President, Finance and
                                      Treasurer


Date:  October 22, 2002



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------

10.1     First Amendment, dated October 18, 2002, to that certain Credit
         Agreement, dated as of June 18, 2002, by and among Fleming Companies, Inc., the lenders from time to time party thereto, Deutsche Bank Trust
         Company Americas, as Administrative Agent, JPMorgan Chase Bank and
         Citicorp North America, Inc., as Syndication Agents, Lehman Commercial
         Paper Inc. and Wachovia Bank, National Association, as Documentation
         Agents, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Joint Book Managers, and Deutsche Bank Securities Inc., J.P. Morgan
         Securities Inc. and Salomon Smith Barney Inc., as Joint Lead Arrangers.